SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment Number 1)
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2015

COLUMBUS MCKINNON CORPORATION
(Exact name of registrant as specified in its charter)

NEW YORK
(State or other jurisdiction of incorporation)

0-27618	16-0547600
(Commission File Number)	(IRS Employer Identification No.)

140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK	14228-1197
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number including area code: (716) 689-5400

_________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Columbus McKinnon Corporation (the "Company") filed a Form 8-K on September 2, 2015, reporting, among other things, the Company's acquisition of Magnetek Inc. ("Magnetek"). The acquisition of Magnetek is referred to as the "Acquisition" throughout this document. The Company did not file financial statements of Magnetek or any pro forma financial information at that time in accordance with the authority granted by Item 9.01 of Form 8-K. The Company is now filing audited consolidated financial statements of Magnetek as of December 28, 2014 and December 29, 2013 and for the years ended December 28, 2014, December 29, 2013, and December 30, 2012, the unaudited consolidated financial statements of Magnetek as of June 28, 2015 and for the three and six month periods ended June 28, 2015 and June 29, 2014, and the pro forma financial information, respectively, required by Items 9.01(a) and 9.01(b). The Registrant therefore hereby amends the following items of its Form 8-K filed September 2, 2015 as follows:
Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements for Businesses Acquired.
The unaudited financial statements of Magnetek as of June 28, 2015 and for the three and six month periods ended June 28, 2015 and June 29, 2014 are herein incorporated by reference from the Form 10Q filed by Magnetek on August 4, 2015 (file number 1-10233).
The audited financial statements of Magnetek as of December 28, 2014 and December 29, 2013 and for the years ended December 28, 2014, December 29, 2013, and December 30, 2012 are herein incorporated by reference from the Form 10K filed by Magnetek on March 20, 2015 (file number 1-10233).

(b)	Pro Forma Financial Information.
The unaudited pro forma financial information as of and for the three-month period ended June 30, 2015, and for the year ended March 31, 2015, is furnished as Exhibit 99.2 and incorporated in its entirety herein by reference.

(c)	Shell Company Transactions - Not Applicable

(d)	Exhibits

23.1	Consent of Independent Registered Public Accounting Firm

99.2
Unaudited pro forma condensed combined financial statements of the Company giving effect to the Acquisition as of and for the three-month period ended June 30, 2015, and for the year ended March 31, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBUS McKINNON CORPORATION

By:	/s/ Gregory P. Rustowicz
Name:	Gregory P. Rustowicz
Title	Vice President Finance and Chief Financial Officer (Principal Financial Officer)
Dated: November 9, 2015

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

23.1	Consent of Independent Registered Public Accounting Firm

99.2
Unaudited pro forma condensed combined financial statements of the Company giving effect to the Acquisition as of and for the three-month period ended June 30, 2015, and for the year ended March 31, 2015.

4